EXHIBIT 32.1
                                                                    ------------


                           SECTION 1350 CERTIFICATIONS
                           ---------------------------


      In connection with the Annual Report of Universal Security Instruments, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2006 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.



Date:  September 7, 2006                 /s/  Harvey B. Grossblatt
                                         -------------------------------------
                                         Harvey B. Grossblatt
                                         President and Chief Operating Officer



                                         /s/  James B. Huff
                                         -------------------------------------
                                         James B. Huff
                                         Chief Financial Officer